UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

BLACK ROCK PETROLEUM COMPANY

(Exact name of registrant as specified in its charter)

Wyoming	000-23970	68-0682015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1361 Peltier Drive, Point Roberts, WA	98281
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (778) 814-7729

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 9th 2022 Our President/Ceo, Zoltan Nagy was indicted on a criminal offence in the Northern   District Of Atlanta Division . The company in question  is Lotus Bio-Technology Development Corp.  The allegations have not been proven in court.   The previous filings dating back to August 2022 may or may not have included this disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Rock Petroleum Company

Date: September 16, 2026	By:	/s/ Zoltan Nagy
Name: Zoltan Nagy
Title: President, Chief Executive Officer and Treasurer